UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23127)

The Goodhaven Funds Trust
 (Exact name of registrant as specified in charter)

4940 SW 83rd Street
Miami, Florida 33143_
 (Address of principal executive offices) (Zip code)

Larry Pitkowsky
4940 SW 83rd Street
Miami, Florida 33143
(Name and address of agent for service)

(305) 677-7650
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2018

Item 1. Report to Stockholders.

Annual Report

November 30, 2018

GoodHaven Fund

Ticker:  GOODX

GoodHaven Capital Management, LLC

Beginning in January 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (http://www.goodhavenfunds.com/shareholder_reports.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-855-OK-GOODX or 1-855-654-6639, or by sending an e-mail request to info@goodhavenllc.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-855-OK-GOODX or 1-855-654-6639 or send an email request to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account with that intermediary if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Fund.

GoodHaven Fund

Table of Contents

Shareholder Letter	1

Portfolio Management Discussion and Analysis	10

Sector Allocation	15

Historical Performance	16

Schedule of Investments	17

Statement of Assets and Liabilities	20

Statement of Operations	21

Statements of Changes in Net Assets	22

Financial Highlights	23

Notes to Financial Statements	24

Report of Independent Registered Public Accounting Firm	33

Expense Example	34

Trustees and Executive Officers	36

Additional Information	38

Privacy Notice	39

GoodHaven Fund

PERFORMANCE as of November 30, 2018

		1 Year		Since	Since
	Calendar	Ended	5 Years	Incept.[1]	Incept.[1]
	Year 2018	11/30/18	Annualized	Cumulative	Annualized
GOODX	-9.76%	-0.64%	-2.04%	29.74%	3.46%
S&P 500 Index[2]	-4.38%	6.27%	11.12%	144.08%	12.38%
Wilshire 5000 Total Market Index	-7.29%	3.46%	8.17%	101.51%	9.59%
HFRI Fundamental Growth Index[3]	-9.71%	-5.13%	2.54%	15.27%	1.87%
HFRI Fundamental Value Index[3]	-8.84%	-2.28%	3.61%	41.83%	4.66%
CS Hedge Fund Index[3]	-3.19%	-1.13%	2.14%	23.80%	2.82%

[1]	The Fund commenced operations on April 8, 2011.
[2]	with dividends reinvested
[3]
Hedge Fund Index performance figures are supplied on a month end basis and are provided for illustrative purposes as a broad equity alternative asset class only. Accordingly, “since inception” hedge fund index performance figures reflect a start date of 3/31/11 and an end date of 11/30/18. Source: Bloomberg Terminal

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639. The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days of purchase. Performance data for an individual shareholder will be reduced by redemption fees that apply, if any. Redemption fees are paid directly into the Fund and do not reduce overall performance of the Fund. The annualized gross expense ratio of the GoodHaven Fund is 1.10%.

January 4, 2019

To Our Fellow Shareholders:

Regardless of strategy, 2018 was a difficult year for almost all investors.  The month of December 2018 was one of the worst Decembers for major stock indexes since 1931, with the Russell 2000 index of smaller cap companies declining by 11.8% in December alone and by 23% from its high in early September.  However, overall results masked a pick-up in our relative performance in the last calendar quarter of 2018, and we believe in hindsight that indexation trends peaked in January.  We believe this shift in investor behavior should lead to better results for the value strategies we pursue.

Including 2018, we recognize that our recent five-year record has not lived up to our expectations and that this period was overly colored by poor absolute and relative performance from mid-2014 through early 2016 when commodities (notably oil and precious metals) collapsed, dramatically affecting a few key holdings.  This period ignores three years of solid performance prior and acceptable performance after; we believe the overall results do not represent the potential of our strategies which have

GoodHaven Fund

been developed over many years.  The Fund’s portfolio does not look like most large-cap indexes and we expect improvement given our positioning as we move forward.

There was little or no place to hide in 2018 – world markets generally had terrible performance. A recent list of 34 of the largest country markets around the world showed the extent of the declines: of the 34, seven declined by between 20% and 50%, fifteen declined by between 10% and 20%, ten declined by between 5% and 10%, and two declined by less than 5%.  None was positive.  According to Deutsche Bank research, a record share of asset classes posted negative total returns for the year, based on data going back to 1901.  Even alternatives to equity asset classes like gold and bonds struggled.

While our relative performance did improve in the latter part of the year, we were disappointed that we did not do better for the year overall given a material cash reserve, a few decent winners for the year, and some non-correlated investments.  This was due in part to some exceptional short-term factors, such as a 30% decline in oil prices in less than three months – something that was probably exacerbated by the liquidation of some high-profile energy hedge funds prior to year-end.  For the year, WPX Energy and Macy’s were material positives while the biggest individual losers were Spectrum Brands, Jefferies Financial Group, and American Airlines.  Despite these declines, our estimates of intrinsic value are far above current levels. As we write, we believe our overall portfolio holdings are the cheapest they have ever been compared to our estimates of intrinsic value, a conclusion bolstered by an ongoing surge in insider buying at a number of our companies.

Barrick Gold declined about 6% for the calendar year, though it held up well during the fourth quarter as its merger with Randgold Resources met with general investor approval.  This merger is a transformational event for Barrick, and should address certain operational and growth issues that have dogged a greatly improved Barrick over the last eighteen months or so. Our estimates suggest that the merger will result in higher near-term cash flow but will be somewhat dilutive to our estimate of intrinsic value – subject of course to capital allocation by management.  However, we note that Mark Bristow – the new CEO of the combined entity – has been – according to a Wall Street Journal article about the merger – “widely seen as one of the best managers of gold assets in the world.”  The merger marries a top-notch management team (Randgold Resources) with world class developed and undeveloped assets (Barrick Gold).  Notably, Chairman John Thornton bought over two million shares of Barrick following the merger announcement at a modest discount to recent price quotes and Mark Bristow agreed to roll over his significant ownership in Randgold (over 5 million shares) into shares of the merged company.

We note that both Bristow and Thornton view their job as the maximization of cash flow per share and the return of capital to shareholders through dividends rather than building a large empire.  They want to invest in and own the largest and

GoodHaven Fund

lowest-cost operations, aspire to have the industry’s strongest balance sheet, and intend to return profits and capital to shareholders – a sound strategy for long-term gains.  And they start with a great base – the combined companies own five of the ten largest and lowest cost mines in the world and together are the low-cost cash producer in the world.  The company also recently increased its dividend.

In the meantime, the gold miners generally have been a deeply out of favor group and have historically been inversely correlated to large-cap equity indexes.  We believe Barrick remains undervalued and should generate significantly positive free cash flows in the current environment.  Further, we continue to have a modestly positive bias regarding gold as an alternate currency as signs of wage inflation appear and central bankers around the world continue to seek ways to increase inflation (and, by implication, reduce sovereign debt burdens).  Notwithstanding all of the above, mining is a risky business and we may adjust our position in response to fundamental developments or portfolio considerations.

Spectrum’s stock price took a big hit after lowering its estimated free cash flow during the year due to missteps involving plant and warehouse consolidations that disrupted certain of its business lines – problems that now seem to be in the rear-view mirror.  However, this earnings shortfall at a long-time successful holding caused a large decline in its shares as management lost credibility after a long period of steady growth.  Recently, the company completed the $2 billion sale of its battery business for cash and plans to complete the sale of its auto care business for roughly $1.2 billion in February 2019.  Adjusted for these capital moves and with a greatly strengthened balance sheet, we believe the company may generate at least $6 per share in free cash flow vs a recent price of $42.  We expect material share repurchases on consummation of the transactions if the stock remains in its recent trading range.  We added shares of Spectrum recently.

While financial shares have been generally weak in calendar 2018, we believe the intrinsic value of Jefferies has grown, widening the large difference between the share price and our estimate of growing intrinsic value.  (Leucadia National merged with Jefferies Group in 2013 and adopted the Jefferies Financial Group name in May 2018).  Business has been good, asset sales have been accomplished at high prices, the company now trades at a sharp discount to tangible book value ($24.90 per share at November 30, 2018), the balance sheet is clean, and it has been repurchasing shares at a discount to tangible book value (i.e. every buy increases tangible book value for remaining shareholders).  Unfortunately, we are limited in our ability to add to our already sizeable Jefferies investment due to investment company regulations despite a valuation that appears to be one of the lowest in decades (relative to tangible book value) of either Leucadia or Jefferies.

American Airlines continues to earn at a high rate compared to its stock price and we believe the cyclicality of the airlines, while far from zero, is much less today than it was in past decades.  The industry has consolidated, a significant amount of

GoodHaven Fund

income comes from sources other than ticket sales, and pricing has been rational across the industry.  While investors will always worry about the airline industry given its past results, we note that today’s industry looks very different from just a couple of decades ago.  There has been major consolidation, capacity discipline, ability to price, and the establishment of dominant hubs with limited new gate capacity.  Oil price softness should be a near-term tailwind.  As noted below, we also initiated a modest stake in Delta Air Lines recently near current prices.

Despite positive performance in WPX Energy shares for the year, we saw a sharp decline in energy holdings in the fourth calendar quarter, when oil abruptly traded down from nearly $75 per barrel to a low of $42 in late December.  We had previously reduced our WPX investment by almost one-third when it traded over $20 per share in September, not because of any negative fundamental change, but because it was approaching our estimate of intrinsic value and a large position.  While we expect normal volatility, we were certainly surprised to see this exceptionally well-managed company decline by 50% from $20 to less than $10 in late December before rebounding modestly.  We also remain positive on our investment in Birchcliff Energy, a low-cost Canadian producer of natural gas.

While commodity prices tend to affect energy stock prices in the short-run, we note that intrinsic value does not change nearly as fast.  WPX Energy has continued to execute on its business plan, which includes developing its extensive assets in the Bakken oil formation in North Dakota and in the Permian basin on the border of Texas and New Mexico.  In both areas, WPX properties are in the heart of the formations with some of the best producing wells to date – making the company’s properties highly desirable regardless of the short-term price of oil.  We expect WPX to generate free cash flow in 2019 even if oil prices are lower than recent quotes and note that roughly one-third of oil production is hedged for 2019 at $54 per barrel.  Today, WPX currently trades for far less than what we believe the business is worth to a rational and well-informed buyer.  If the market does not recognize the value in WPX, we believe an acquirer could easily come knocking.

Moreover, the energy industry is once more deeply out of favor and there are reasons to believe that the recent decline in oil prices may be short-lived.  We note that despite an increase in U.S. shale spending and production, capital investment across the oil business worldwide has been weak since 2014.  Conventional production is not being replaced by new discoveries and offshore exploration has been moribund.  Even with renewables and weak economic growth in recent years, worldwide demand for oil has grown to nearly one hundred million barrels per day.  Spare capacity, including within OPEC, remains near the lowest levels as a percentage of production (2-3%) in more than fifty years.  Even a modest interruption from a major producer could send prices skyward.

While the fourth quarter of 2018 was painful for virtually every investment strategy, it is beginning to provide us with the types of opportunities that historically

GoodHaven Fund
have led to positive outcomes.  We have started to deploy the cash we have been husbanding into what look like very undervalued securities, though we are taking a measured approach.  For example, during the fourth quarter, we dipped into cash reserves to buy shares of companies that already appear to be deeply discounting a weaker economy – which may or may not happen.

New buys included Mohawk Industries, which declined from $280 per share in January to $114 in October where our first purchase was at $122; we also recently bought a modest stake in homebuilder Lennar Corporation, which topped during 2018 at $58 while our first purchase was under $33.  We added Delta Air Lines, which peaked at $60 in the third quarter of 2018 and our first buys were around $52.  In 2019, according to the consensus earnings estimates compiled by S&P Capital IQ, Mohawk is expected to earn about $12 per share (placing the shares at 10 times expected earnings), Lennar is expected to earn roughly $6 per share (placing the shares at just over 5 times expected earnings), and Delta is expected to earn between $6 and $7 per share (placing the shares at just over 7 times expected earnings).

We recognize that earnings could be materially lower in a recessionary environment, but believe much of that risk (though perhaps not all) is reflected in current prices.  At large discounts to the multiple of the overall market with each company generating significant cash, we believe there is a material margin of safety.  These businesses have a bright future.  Worth noting is that Mohawk is a dominant world-class company in the flooring industry with a tremendous record of profitable growth; Lennar is considered among the best managed and most successful businesses in its industry – with a reputation for quality homes and a record of growth; Delta is considered the best managed airline, with the best balance sheet, best reputation among travelers, and best hub in the industry (Atlanta).  In recent months, insiders have purchased more than $50 million of stock in Mohawk – and a Director of Delta recently bought a sizeable number of shares.

We also have a modest investment - which we’ve not previously discussed - in various preferred shares of the Fannie Mae (FNMA). Uncorrelated to broader moves in the stock market, these securities have been mired in a complex financial and regulatory purgatory since the 2008 financial crisis.  Since our fiscal year-end, these preferred shares have materially appreciated, consistent with some changes in tone from the government on regulatory policy and our thesis that a sensible restructuring of the government’s control is likely after a long and contentious debate. We’ll likely convey more detail in a future letter.

Our largest positions at the end of our fiscal year were Barrick Gold, WPX Energy, Jefferies, Alphabet, and Berkshire Hathaway.  We also have significant investments in American Airlines, HP Inc., Verizon, Birchcliff Energy, Delta, Federated Investors, Systemax, and Spectrum Brands.  Our thoughts on Barrick were covered earlier in this letter.

Both Berkshire and Alphabet are large-cap companies subject to swings in index prices.  However, both are huge cash generators, have de minimus debt, and have

GoodHaven Fund

large cash piles (each around $100 billion or more) that can be invested to benefit shareholders.  Despite recent declines in the market values of some of its equity holdings, Berkshire has a widely diversified and highly stable group of businesses that generate cash.  Should investors overly focus on changes in its equity holdings, it should provide a buying opportunity and last quarter, Berkshire repurchased about $1 billion of its own stock.  Alphabet remains a dominant play in on-line advertising, is perhaps the world leader in artificial intelligence, and has several unprofitable ventures with the potential to be large and world changing businesses, such as Waymo in autonomous vehicles and Verily and Calico in life sciences.  Given its growth, cash holdings, debt-free balance sheet, and cash flows, the company still appears materially undervalued.

In the last several years, the investment world has become dominated by what the Wall Street Journal recently called “the herdlike behavior of computerized trading.”  According to the Journal account, combined, algorithmic and passive strategies may now account for as much as eighty-five percent or more of daily trading – and these strategies are not driven by long-term considerations of fundamental value. In recent years, this has led to an excessive focus on momentum – what has been rising is purchased because recent statistics argue it will rise further and what has been sold is dumped for the same reason in the opposite direction.  Except rather than happen over weeks or months as in past periods, such strategies are forcing increasingly volatile moves in seconds, hours, or days.  This behavior appears to be reducing liquidity in the marketplace, exacerbating the chances of larger moves over shorter time frames.  Think of it as a crowd of passengers running from one side of the boat to the other repeatedly – the risk of capsizing is much higher than if they sit still.

How have these trends affected us and other value investors?  First, they made it more difficult to compete with indexes that don’t care about valuation or any sort of cash cushion.  Roughly $2.5 trillion has flowed to index funds and ETFs in the last several years – a huge amount – and money flowed disproportionately into a few dozen companies that compose the largest weights in the major indexes.  However, and with the benefit of some hindsight, inflows appear to have peaked in January of 2018.  Although passive strategies and index funds are likely to remain a large presence in markets, they may no longer have the same kind of performance edge that resulted from constant and large inflows into passive index funds that in turn bought the same securities again and again.  At major market bottoms, we expect index funds to be sellers as holders capitulate and passive vehicles are forced to sell.

While markets have changed over recent decades – we no longer use paper trade tickets or have to wait minutes or hours to know what we bought or sold – human psychology has changed little.  Actual behavior may be more short-term oriented than ever, giving a significant advantage to investors that are able to take a multi-year view involving qualitative, as well as quantitative factors.  The fact that transactions can be done in microseconds doesn’t change that investors are often emotional and sometimes irrational.

GoodHaven Fund

In recent years, value strategies such as those we use, have been largely out of favor compared to indexation, momentum, quantitative, and algorithmic methods.  Moreover, we have been forced to deal with large inflows and outflows that have made portfolio management more difficult.  Unfortunately, these factors have contributed to spotty results in recent years, as has been the case for many others who follow similar strategies, despite success over decades in prior ventures.  We reiterate that we strongly believe our record in recent years is not reflective of the potential of our strategies, which have been employed over long periods of time with GoodHaven and prior firms.  As large fund shareholders ourselves, this has been deeply frustrating both personally and professionally, yet we remain optimistic, particularly as the pendulum appears to have begun its arc back towards our approach.  We believe we own better value than ever, and expect better results.

We have always tried to select investments by comparing our estimate of the value of a business to a rational and well-informed buyer to its current market price.  If we can buy an ownership interest in a business at a sizeable discount to our estimate of value – and the estimate is roughly right – we should earn a competitive return over time.  That standard is the touchstone of value investing, notwithstanding all the technological changes and new investment products created in recent years.  Today, our overall portfolio and long-term strategy appear to offer more value to investors than ever, particularly when compared to the hyper competitive and short-term focus of the majority of today’s investors.

Thank you for your patience and your confidence.

Sincerely,

Larry	Keith

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in midcap and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are enhanced in emerging markets. The Fund may invest in REITs, which are subject to additional risks associated with direct ownership of real property including decline in value, economic conditions, operating expenses, and property taxes. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated, non-rated and distressed securities present a greater risk of loss to principal and interest than higher-rated securities.

GoodHaven Fund

The opinions expressed are those of Larry Pitkowsky and/or Keith Trauner through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and GoodHaven undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, GoodHaven cannot guarantee the accuracy of the information provided. Any discussions of specific securities or sectors should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition.

References to other mutual funds should not be interpreted as an offer of these securities.

Must be preceded or accompanied by a prospectus. It is not possible to invest directly in an index.

Passive investing involves the purchase of securities or funds that attempt to mirror the performance of a specific index. Active investing involves the purchase of individual securities or funds whose managers attempt to select securities based on fundamental research, quantitative analysis, or other factors and who actively change the underlying portfolios in response to corporate or macro developments.

Typically, passive funds have lower costs and fees compared to actively managed funds. Both actively and passively managed funds involves risk, and principal loss is possible. Both actively and passively managed funds generally have daily liquidity. There are no guarantees regarding the performance of actively and passively managed funds. Actively managed mutual funds may have higher portfolio turnover than passively managed funds. Excessive turnover can limit returns and can incur capital gains. Exchange-Traded Funds (ETFs) are securities that track an index, a commodity or basket of assets like an index fund, but trade like a stock on an exchange. ETFs experience price changes throughout the day as they are bought and sold. Mutual Funds are structured and maintained to match their investment objectives and generally are priced and traded only once a day at the market close.

Cash flow is generally defined as the cash a company generates from its business operations, before capital or securities investments.

Free cash flow is generally defined as cash revenues less all normal operating expenses (including interest expense) and less an estimate of the capital spending necessary to maintain the business in its current state.

Book Value represents the accounting value remaining after a corporation’s liabilities are subtracted from its assets.

Tangible Book Value represents the accounting value remaining after a corporation’s liabilities are subtracted from its assets (but excluding the value of any intangible assets, such as goodwill).

The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.

The Wilshire 5000 Total Market Index (full-cap) measures the performance of all U.S. equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.

HFRI Fundamental Growth strategies employ analytical techniques in which the investment thesis is predicated on assessment of the valuation characteristics on the underlying companies which are expected to have prospects for earnings growth and capital appreciation exceeding those of the broader equity market. Investment theses are focused on characteristics of the firm’s financial statements in both an

GoodHaven Fund

absolute sense and relative to other similar securities and more broadly, market indicators. Strategies employ investment processes designed to identify attractive opportunities in securities of companies which are experiencing or expected to experience abnormally high levels of growth compared with relevant benchmarks growth in earnings, profitability, sales or market share.

HFRI Fundamental Value Index strategies employ investment processes designed to identify attractive opportunities in securities of companies which trade a valuation metrics by which the manager determines them to be inexpensive and undervalued when compared with relevant benchmarks. Investment theses are focused on characteristics of the firm’s financial statements in both an absolute sense and relative to other similar securities and more broadly, market indicators. Relative to Fundamental Growth strategies, in which earnings growth and capital appreciation is expected as a function of expanding market share & revenue increases, Fundamental Value strategies typically focus on equities which currently generate high cash flow, but trade at discounted valuation multiples, possibly as a result of limited anticipated growth prospects or generally out of favor conditions, which may be specific to sector or specific holding.

CS Hedge Fund Index is an asset-weighted hedge fund index derived from the TASS database of more than 5000 funds. The index consists of funds with a minimum of US $10 million under management and a current audited financial statement. Funds are separated into primary subcategories based on investment style. The index in all cases represents at least 85% of the assets under management in the universe. The index is rebalanced monthly, and funds are reselected on a quarterly basis. Index NAVs are updated on the 15th of each month.

The Russell 2000 Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited)

The Net Asset Value (“NAV”) of the GoodHaven Fund was $23.43 at November 30, 2018 based on 4,674,892 shares outstanding.  This compares to the Fund’s NAV of $23.58 at November 30, 2017, an NAV of $24.10 at May 31, 2018, and an NAV of $20.00 at inception on April 8, 2011.  Although the Fund did not pay a taxable distribution of capital gains in 2018, it did pay an income distribution of $0.27452 per share which reduced per share NAV on the ex-dividend date (December 20, 2018).  Shareholders should be aware that the Fund has paid capital gains and income distributions in prior years that reduced NAV by the amount of a distribution on the ex-dividend date.  Please note that except where otherwise indicated, discussions in this MD&A relate to the period ended November 30, 2018.  The Fund’s performance for the period December 1, 2017 to November 30, 2018 was -0.64% compared to a total return of 6.27% for the S&P 500 Index.  Most indexes fell sharply in December 2018 following the end of the Fund’s fiscal year.  Since inception on April 8, 2011 and through November 30, 2018, the Fund’s annualized performance is a gain of 3.46% compared to an increase of 12.38% for the S&P 500 Index.  Please see the portfolio manager’s letter to shareholders for additional information regarding performance and comparisons to other indexes.  All comparisons assume reinvested dividends.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639.

Following a decent 24-months of performance in the aggregate 2016 and 2017 fiscal years, 2018 was a frustrating year given a significant cash position, some non-correlated investments, and portfolio valuations that appear to be well below those of the general equity indexes.  However, we now believe that money flows into passive strategies appeared to peak in early 2018, which should begin to help relative performance.  2018 continued to be a difficult year for investors who use fundamental value strategies generally, as their approach (and ours) has been deeply out of favor compared to growth and passive strategies, although it now appears that general conditions should be much more supportive of value strategies and less supportive of quantitative, algorithmic, and passive approaches.  We note that multiple investment managers, some with outstanding long-term records, but who have struggled in the last couple of years, recently retired or decided to wind-up their funds.1

__________

[1]
Among the most notable was John Burbank’s Passport Capital, famed for its profitable bets against subprime housing ahead of the financial crisis, which will shutter its flagship fund after persistent losses.  John Griffin, one of famed investor Julian Robertson’s “tiger cubs” is closing his Blue Ridge Capital after three decades and recent stumbles.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

While the Fund’s record since inception is still colored by a material divergence between mid-2014 and the end of 2015, we continue to believe that the investment manager’s strategy is sound and risk averse.  The portfolio managers continue to be among the largest individual owners of Fund shares and continue to have significant personal assets at risk, aligning the interests of shareholders.  Moreover, while their past activities cannot determine future outcomes, the portfolio managers are highly experienced and have been associated with a number of successful investment businesses.  Although we cannot predict when investors will once more exhibit risk aversion and abandon highly speculative or risky strategies (especially where we believe some of the risks of more popular strategies are poorly understood), we continue to believe that regression to the mean is a core characteristic of financial markets and that value investing and some measure of risk aversion now appears to be regaining favor.

The portfolio managers believe that short-term performance figures are less meaningful than a comparison of longer periods and that a long-term investment strategy should be properly judged over a period of years rather than weeks or months.  Furthermore, the S&P 500 Index is an unmanaged index incurring no fees, expenses, or taxes and is shown solely for the purpose of comparing the Fund’s portfolio to an unmanaged and diversified index of large companies.  There are other indexes whose performance may diverge materially from that of the S&P 500.  Below is a table of the Fund’s top ten holdings and categories as of November 30, 2018.

Top 10 Holdings*(1)%		Top Categories(1)%
Barrick Gold Corp.	9.6%	Cash and Equivalents**	21.3%
WPX Energy Inc.	6.6%	Oil & Gas Exploration
Jefferies Financial Group	6.3%	& Production	11.1%
Alphabet Inc. - Class C	6.1%	Metals & Mining	9.6%
Berkshire Hathaway, Inc. –		Air Transportation	8.3%
Class B	6.0%	Financials	6.3%
American Airlines Group Inc.	5.0%	Computer Software	6.1%
HP Inc.	4.5%	Diversified Holdings
Verizon Communications Inc.	4.1%	Companies	6.0%
Birchcliff Energy Ltd.	3.9%	Computer Hardware	4.5%
Delta Air Lines, Inc.	3.3%	Telecommunications	4.1%
		Financial Services	3.3%
Total	55.4%		80.6%

*	Top ten holdings excludes cash and U.S. Government Securities.
**	Includes short-term U.S. Government Securities and other assets in excess of liabilities.
(1)	Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The Fund continued to experience net outflows in 2018, although such outflows have diminished in recent months and assets appear reasonably stable.  Since inception of the Fund, there have been periods where there were large new

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

shareholder subscriptions and periods with significant net withdrawals.  We believe this is primarily caused by shareholders who are attracted by the potential for better performance in a concentrated value fund but which are negatively and emotionally affected by volatility in results – resulting in short-term behavior that tends to reduce returns among mutual fund investors.  It may be interesting to note that, as of the date of this report, neither of the portfolio managers of the Fund, whose shareholdings total in the millions of dollars, has ever sold shares of the Fund.

Material swings in shareholder subscriptions and redemptions can make management of the portfolio more difficult.  During the most recent fiscal year, the portfolio managers were able to undertake actions to avoid creating taxable capital gains during 2018 without materially affecting portfolio values.  The Fund’s investments are stated as of November 30, 2018, and the amounts and rankings of the Fund’s holdings today may vary significantly from the data disclosed above and the managers may have taken actions that would result in material changes to the portfolio.

The Fund’s investments having the most positive impact on portfolio performance for the annual period ended November 30, 2018 were: WPX Energy, Macy’s, Verizon, Alphabet, and Berkshire Hathaway.  WPX rose as it continued to develop its Permian properties and increase production while oil prices rose for the first nine months of 2018; Macy’s rose after it began to show signs of stabilization and increased profits in its retail business; Verizon rose as subsidies to handset manufacturers declined; Alphabet rose as it continued to grow at a rapid pace; and Berkshire rose as it continued to generate significant operating profits.

The Fund’s investments having the most negative impact on the portfolio for the annual period ended November 30, 2018 were:  Birchcliff Energy, Spectrum Brands, Jefferies (formerly Leucadia), American Airlines, and Builders FirstSource.  Birchcliff declined in response to very low natural gas prices at Canada’s AECO hub; Spectrum declined in response to operating shortfalls created by botched efforts to combine manufacturing and distribution facilities; Jefferies (formerly Leucadia) fell as financials generally performed poorly; and Builders FirstSource declined amid signs of slowing trends in the homebuilding industry.

During the period, the Fund disposed of its investments in:  Dillard’s, Inc., Dundee Corporation, JZ Capital, and White Mountains Insurance Group.

The managers of the Fund do not believe that a decline in a security price necessarily means that the security is a less attractive investment.  The opposite may be the case in that price declines may represent significant investment opportunities.  During fiscal 2018, the largest factors affecting performance were poor execution by management at Spectrum Brands and a decline in energy prices late in the fiscal year.  The portfolio managers generally do not try to predict macroeconomic or market swings and prefer instead to try to react to what happens.

The Fund’s turnover rate, a measure of how frequently assets within a fund are bought and sold by the managers, remains at reasonably low levels and is consistent

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

with the strategies, generally long-term in nature, of GoodHaven Capital Management LLC, the Fund’s investment advisor.  Turnover rates in fiscal 2018 were modestly influenced by the need to meet shareholder redemptions rather than a change in the portfolio strategy of the Fund.  The Fund’s turnover remains low.  Importantly, there may be times when turnover rates rise, however, we do not anticipate rapid turnover of the portfolio under normal circumstances.

The portfolio managers believe that a significant liquidity position is an important part of portfolio management.  Since inception, the Fund has continued to have significant liquidity available both in cash holdings as well as short-term fixed income investments.  Recent market declines have reduced some prevailing high valuations, though median values remain elevated.  In order to ensure that we have sufficient resources to behave opportunistically, the Fund has sold or reduced certain investments and may hold some modest hedges from time to time.  There is no guarantee that such hedges will protect against loss and the Fund may lose money should volatility be reduced in future months.  In 2018, hedges acted to modestly reduce portfolio declines in value.  Over time, we expect the Fund’s level of cash to vary significantly and could be higher or lower than shown on the most recent Schedule of Investments.

We continue to believe that having a cash cushion provides a strategic advantage. Had our cash been invested in index funds in recent years, our performance would have been materially higher, however management of the fund concurs with the portfolio manager that giving up relative performance is not the same as losing money.  In an equity downturn, we would expect our liquidity to act as a cushion until redeployed advantageously.  Further, our liquidity has allowed us to meet redemptions in an efficient manner while mostly avoiding forced liquidation of investments.

It is our intention to invest a significant portion of current liquidity in an opportunistic manner when bargains meeting our investment criteria appear.  However, it is possible that the Fund may have a significant cash or cash equivalent position for an extended period of time if, in the opinion of the portfolio managers, market conditions are unfavorable.  At times when liquidity is high, the Fund may underperform a strongly rising stock market.  We note that although the Fund had significant liquidity during the period from Inception in April 2011 through May of 2014 (including a sizeable amount related to a large cash influx due to new Fund share subscriptions), we believe performance was still reasonable by relative and absolute standards over that time frame.  The portfolio managers’ letter to shareholders contains additional discussion about performance.

Generally, we do not expect significant realized capital gain or loss from any particular short-term, non-U.S. investments when viewed over an extended period.  Certain large multi-national businesses in the portfolio may be exposed to non-U.S. rules and regulations as well as volatility in currency values.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

To reiterate our view on liquidity, the portfolio managers believe that a certain amount of liquidity may benefit shareholders in several ways – by preventing liquidation of securities to meet modest levels of redemptions, by providing ammunition to purchase existing or new holdings in declining markets without being forced to sell existing holdings, and by lessening the chance that shareholders will blindly seek liquidations during periods of market stress that could adversely impact the Fund.  That said, if bargains meeting our criteria seem plentiful, we are likely to have significantly less liquidity under such conditions than has been the case since inception.

The Fund is subject to certain risks as disclosed in the Prospectus and Statement of Additional Information, both of which may be obtained from the Fund’s website at www.goodhavenfunds.com or by calling 1-855-654-6639.  Some of these risks include, but are not limited to, adverse market conditions that negatively affect the price of securities owned by the Fund, a high level of cash, which may result in underperformance during periods of robust price appreciation, adverse movements in foreign currency relationships as a number of the Fund’s holdings have earnings resulting from operations outside the United States, and the fact that the Fund is non-diversified, meaning that its holdings are more concentrated than a diversified Fund and that adverse price movements in a particular security may affect the Fund’s Net Asset Value more negatively than would occur in a more diversified fund.

As of November 30, 2018, the members, officers, and employees of GoodHaven Capital Management, LLC, the investment advisor to the GoodHaven Fund, owned approximately 260,773 shares of the Fund.  It is management’s intention to disclose such holdings (in the aggregate) in this section of the Fund’s Annual and Semi-Annual reports on an ongoing basis.

GoodHaven Fund

SECTOR ALLOCATION at November 30, 2018 (Unaudited)

Asset/Sector	% of Net Assets

U.S. Government Securities	17.2%
Oil & Gas Exploration & Production	11.1%
Metals & Mining	9.6%
Air Transportation	8.3%
Financials	6.3%
Computer Software	6.1%
Diversified Holding Companies	6.0%
Computer Hardware	4.5%
Cash & Equivalents[1]	4.1%
Telecommunications	4.1%
Financial Services	3.3%
Industrial Supplies	3.1%
Consumer Products	2.7%
Marine Services & Equipment	2.3%
Asset Management	2.1%
Flooring	1.7%
General Building Materials	1.7%
Retail	1.6%
Property/Casualty Insurance	1.4%
Government Agency	0.9%
Real Estate	0.8%
Miscellaneous	0.7%
Home Builder	0.4%
Total	100.0%

[1]	Represents cash and other assets in excess of liabilities.

GoodHaven Fund

HISTORICAL PERFORMANCE (Unaudited)

Value of $10,000 vs. S&P 500 Index

Average Annual Total Returns
Periods Ended November 30, 2018

				Annualized	Value of
	One	Three	Five	Since Inception	$10,000
	Year	Year	Year	(4/8/2011)	(11/30/2018)
GoodHaven Fund	-0.64%	4.52%	-2.04%	3.46%	$12,972
S&P 500 Index	6.27%	12.16%	11.12%	12.38%	$24,407

This chart illustrates the performance of a hypothetical $10,000 investment made on April 8, 2011 (the Fund’s inception) and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for the Fund and dividends for an index, but does not reflect redemption fees of 2.00% on shares held less than 60 days.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at November 30, 2018

Shares	COMMON STOCKS – 77.1%	Value

	Air Transportation – 8.3%
136,000	American Airlines Group Inc.	$5,461,760
60,000	Delta Air Lines, Inc.	3,642,600
		9,104,360
	Asset Management – 2.1%
55,000	Oaktree Capital Group, LLC	2,278,100

	Computer Hardware – 4.5%
215,400	HP Inc.	4,954,200

	Computer Software – 6.1%
6,110	Alphabet Inc. – Class C [1]	6,686,967

	Consumer Products – 2.7%
60,000	Spectrum Brands Holdings, Inc.	2,962,800

	Diversified Holding Companies – 6.0%
30,000	Berkshire Hathaway Inc. – Class B [1]	6,547,200

	Financial Services – 3.3%
136,143	Federated Investors, Inc. – Class B	3,605,067

	Financials – 6.3%
317,512	Jefferies Financial Group Inc.	6,937,637

	Flooring – 1.7%
14,000	Mohawk Industries Inc. [1]	1,792,840

	General Building Materials – 1.7%
139,400	Builders FirstSource, Inc. [1]	1,886,082

	Home Builder – 0.4%
10,985	Lennar Corporation – Class B	379,642

	Industrial Supplies – 3.1%
122,805	Systemax Inc.	3,425,031

	Marine Services & Equipment – 2.3%
210,839	Stolt-Nielsen Ltd. [2]	2,541,396

	Metals & Mining – 9.6%
824,650	Barrick Gold Corp.	10,514,288

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at November 30, 2018 (Continued)

Shares	COMMON STOCKS – 77.1% (Continued)	Value

	Oil & Gas Exploration & Production – 11.1%
1,608,100	Birchcliff Energy Ltd.	$4,272,451
36,445	Hess Midstream Partners LP	701,931
517,046	WPX Energy, Inc. [1]	7,212,792
		12,187,174
	Property/Casualty Insurance – 1.4%
2,400	Alleghany Corp.	1,514,472

	Real Estate – 0.8%
30,000	STORE Capital Corp. – REIT	898,800

	Retail – 1.6%
50,000	Macy’s Inc.	1,711,000

	Telecommunications – 4.1%
75,000	Verizon Communications Inc.	4,522,500
	TOTAL COMMON STOCKS
	(Cost $61,193,297)	84,449,556

	PREFERRED STOCKS – 0.9%

	Government Agency – 0.9%
7,750	Federal National Mortgage Association,
	Series E, 5.100% [1,2,3]	67,580
7,393	Federal National Mortgage Association,
	Series F, 0.170% [1,3,4]	66,833
6,188	Federal National Mortgage Association,
	Series O, 7.000% [1,3,5]	61,571
19,980	Federal National Mortgage Association,
	Series R, 7.625% [1,3]	105,894
27,846	Federal National Mortgage Association,
	Series S, 8.250% [1,3,4]	184,062
71,981	Federal National Mortgage Association,
	Series T, 8.250% [1,3]	467,876
		953,816
	TOTAL PREFERRED STOCKS
	(Cost $1,260,522)	953,816

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at November 30, 2018 (Continued)

Principal
Amount	U.S. GOVERNMENT SECURITIES – 17.2%		Value

	United States Treasury Bills – 17.2%
$5,000,000	2.173% due 1/31/2019 [6]		$4,981,296
3,000,000	2.293% due 2/28/2019 [6]		2,983,235
5,000,000	2.355% due 3/21/2019 [6]		4,964,956
2,000,000	2.367% due 4/4/2019 [6]		1,983,835
4,000,000	2.440% due 5/2/2019 [6]		3,959,333
			18,872,655
	TOTAL U.S. GOVERNMENT SECURITIES
	(Cost $18,872,487)		18,872,655

	MISCELLANEOUS	Notional
	SECURITIES – 0.7% [1,7]	Value
	TOTAL MISCELLANEOUS
	SECURITIES
	(Cost $1,526,671)	$78,240	715,000
	Total Investments
	(Cost $82,852,977) – 95.9%		104,991,027
	Cash and Other Assets in
	Excess of Liabilities – 4.1%		4,538,810
	TOTAL NET ASSETS – 100.0%		$109,529,837

REIT – Real Estate Investment Trust
[1]	Non-income producing security.
[2]	A portion of this security is considered illiquid. As of November 30, 2018, the total value of illiquid securities was $1,159,545 or 1.1% of net assets.
[3]	Perpetual maturity.
[4]	Variable rate dividend; rate shown is rate of last dividend.
[5]	Floating rate dividend; rate shown is minimum yield.
[6]	Coupon represents the yield to maturity from the purchase price.
[7]	Represents previously undisclosed securities which the Fund has held for less than one year.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF ASSETS AND LIABILITIES at November 30, 2018

ASSETS
Investments in securities, at value
(Cost $82,852,977) (Note 2)	$104,991,027
Cash	4,340,202
Receivables:
Fund shares sold	28,258
Investment securities sold	1,516,236
Dividends and interest	99,575
Total assets	110,975,298

LIABILITIES
Payables:
Investment securities purchased	1,295,158
Fund shares redeemed	47,418
Management fees	84,179
Support services fees	18,706
Total liabilities	1,445,461

NET ASSETS	$109,529,837

COMPONENTS OF NET ASSETS
Paid-in capital	$97,887,991
Total distributable earnings	11,641,846
Net assets	$109,529,837
Net Asset Value (unlimited shares authorized):
Net assets	$109,529,837
Shares of beneficial interest issued and outstanding	4,674,892
Net asset value, offering and redemption price per share	$23.43

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF OPERATIONS For the Year Ended November 30, 2018

INVESTMENT INCOME
Dividend income
(net of $37,987 in foreign withholding taxes)	$1,917,516
Interest	378,298
Total investment income	2,295,814

EXPENSES
Management fees	1,318,936
Support services fees	293,097
Total expenses	1,612,033
Net investment income	683,781

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS & FOREIGN CURRENCY
Net realized gain on transactions
from investments & foreign currency	17,823,403
Net change in unrealized appreciation/depreciation
on investments & foreign currency	(16,672,566)
Net realized and unrealized gain	1,150,837
Net increase in net assets resulting from operations	$1,834,618

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2018	November 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$683,781	$(369,681)
Net realized gain (loss) on
investments, options written
& foreign currency	17,823,403	(26,034,041)
Change in unrealized appreciation/
depreciation on investments
& foreign currency	(16,672,566)	26,911,696
Net increase in net assets
resulting from operations	1,834,618	507,974

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares [1]	(100,544,136)	(63,908,281)
Total decrease in net assets	(98,709,518)	(63,400,307)

NET ASSETS
Beginning of year	208,239,355	271,639,662
End of year	$109,529,837	$208,239,355

[1]	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	November 30, 2018		November 30, 2017
	Shares	Value	Shares	Value
Shares sold	340,822	$8,160,387	1,842,063	$42,337,097
Shares redeemed [2]	(4,496,566)	(108,704,523)	(4,634,527)	(106,245,378)
Net decrease	(4,155,744)	$(100,544,136)	(2,792,464)	$(63,908,281)

[2]	Net of redemption fees of $811 and $5,394, respectively.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended November 30,
	2018	2017	2016	2015	2014
Net asset value at
beginning of year	$23.58	$23.37	$20.52	$26.77	$28.26

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment
income (loss) [1]	0.11	(0.04)	0.02	0.01	(0.03)
Net realized and unrealized
gain (loss) on investments	(0.26)	0.25	2.83	(4.40)	(1.16)
Total from
investment operations	(0.15)	0.21	2.85	(4.39)	(1.19)

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	—
From net realized gain	—	—	—	(1.87)	(0.30)
Total distributions	—	—	—	(1.87)	(0.30)
Paid-in capital from
redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]

Net asset value
at end of year	$23.43	$23.58	$23.37	$20.52	$26.77

Total return	(0.64)%	0.90%	13.89%	(17.49)%	(4.26)%

SUPPLEMENTAL DATA/RATIOS:
Net assets at end
of year (millions)	$109.5	$208.2	$271.6	$267.9	$443.7
Portfolio turnover rate	13%	14%	8%	18%	37%

Ratio of expenses to
average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment
income (loss) to
average net assets	0.47%	(0.16)%	0.07%	0.06%	(0.11)%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2018

NOTE 1 – ORGANIZATION
The GoodHaven Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, open-end investment management company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund commenced operations on April 8, 2011.

The Fund’s investment objective is to seek long-term growth of capital.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange- traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, that are not traded on a listed exchange  are valued at the last sale price in the over-the-counter market. If a non- exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies, including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values in accordance with policies approved by the Valuation Committee of the Trust.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2018 (Continued)

marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite price is not available, then the closing price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in accordance with policies approved by the Valuation Committee of the Trust. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is  an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would  use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that  are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2018 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2018. See the Schedule of Investments for the industry breakouts.

	Level 1	Level 2	Level 3	Total
Common Stocks	$84,449,556	$—	$—	$84,449,556
Preferred Stocks	886,236	67,580	—	953,816
U.S. Government
Securities	—	18,872,655	—	18,872,655
Miscellaneous
Securities	684,600	30,400	—	715,000
Total Investments	$86,020,392	$18,970,635	$—	$104,991,027

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may invest, at the time of purchase, up to 10% of the Fund’s net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Fund’s exposure to certain selected securities. The Fund may employ these techniques as hedging tools as well as speculatively to enhance returns. Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines. As a hedging tool, options may help cushion the impact of market declines, but may reduce the Fund’s participation in a market advance.

Statement of Assets & Liabilities
Fair values of derivative instruments as of November 30, 2018:

	Asset Derivatives as of		Liability Derivatives as of
	November 30, 2018		November 30, 2018
Derivative	Balance Sheet	Fair	Balance Sheet	Fair
Instruments	Location	Value	Location	Value
Equity Contracts:
Call Options	Investments in
Purchased	securities, at value	$30,400	None	$—
Total		$30,400		$—

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2018 (Continued)

Statement of Operations
The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2018:

Change in
Unrealized
	Location of	Realized	Appreciation/
	Gain (Loss)	Gain (Loss)	Depreciation
	on Derivatives	on Derivatives	on Derivatives
Derivative	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income
Equity Contracts:	Realized and Unrealized
Call Options	Gain (Loss) on Investments
Purchased	& Foreign Currency	$104,648	$3,168
Equity Contracts:	Realized and Unrealized
Put Options	Gain (Loss) on Investments
Purchased	& Foreign Currency	(453,241)	492,104

B.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments  is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Fund includes foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency. The Fund does not isolate that portion of realized gain (loss) or unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized gain (loss) on investments and foreign currency and with net unrealized gain (loss) on investments and foreign currency.

C.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2018 (Continued)

Net investment losses incurred after December 31, and within the taxable year may be deferred and are deemed to arise on the first business day of the Fund’s next taxable year. As of November 30, 2018, the Fund did not defer any late year losses. For the year ended November 30, 2018, the Fund had short-term capital loss carryovers of $(1,634,367) and long-term capital loss carryovers of $(9,494,116), with unlimited expiration.

As of November 30, 2018, the Fund did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies their major tax jurisdictions as U.S. Federal and the State of Delaware. As of November 30, 2018, the Fund was not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends from REITs and MLPs generally are comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex- dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2018 (Continued)

shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 2.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
Options Contracts. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less that the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The following table indicates the average volume for the year ended November 30, 2018:

Average notional value of:
Options purchased	$15,738,241

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2018 (Continued)

J.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2018, the following adjustments were made:

Distributable Earnings	Paid-In Capital
$1	$(1)

K.
Recently Issued Accounting Pronouncements. In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820.  The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements.  The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements.  ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein.  Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13.  Management has chosen to early adopt the eliminated or modified disclosures for the year ended November 30, 2018.

L.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS
GoodHaven Capital Management, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Agreement, the Advisor provides all investment advice, office space and certain administrative services, and most of the personnel needed by the Fund. Under the Advisory Agreement, the Advisor is entitled to receive a monthly management fee calculated daily and payable monthly equal to 0.90% of the Fund’s average daily net assets. The amount of Management fees incurred by the Fund for the year ended November 30, 2018, is disclosed in the Statement of Operations.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2018 (Continued)

The Fund has also entered into a Support Services Agreement (the “Support Agreement”) with the Advisor. Under this agreement, the Advisor is responsible for paying all of the Fund’s other normal day-to-day operational expenses, such as administrative, custody, transfer agency, fund accounting, legal and audit. The support services fee does not cover the following other expenses: (a) any charges associated with the execution of portfolio transactions, such as brokerage commissions, transaction charges or other transaction-related expenses (such as stamp taxes), (b) taxes, acquired fund fees and expenses, if any, imposed on the Fund, (c) interest, if any, on any Fund borrowings, or (d) extraordinary Fund legal expenses incurred outside of the normal operation of the Fund, such as legal fees, arbitration fees, or related expenses in connection with any actual or threatened arbitration, mediation, or litigation. Under the Support Agreement, the Advisor is entitled to receive a monthly fee calculated daily and payable monthly equal to 0.20% of the Fund’s average daily net assets. The amount of support services fees incurred by the Fund for the year ended November 30, 2018, is disclosed in the Statement of Operations.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. serves as custodian to the Fund. Both the Distributor and U.S. Bank N.A. are affiliates of Fund Services.

NOTE 4 – PURCHASES AND SALES OF SECURITIES
Investment transactions (excluding short-term investments) for the year ended November 30, 2018 were as follows:

Purchases	Sales or Maturity
at Cost	Proceeds
$14,733,893	$85,463,554

There were no purchases or sales of long-term U.S. Government securities for the year ended November 30, 2018.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS
There were no distributions paid during year ended November 30, 2018, or the year ended November 30, 2017.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2018 (Continued)

As of November 30, 2018, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$82,852,977
Gross tax unrealized appreciation	31,316,479
Gross tax unrealized depreciation	(9,178,429)
Net tax unrealized appreciation	22,138,050
Unrealized currency appreciation	—
Undistributed ordinary income	632,279
Undistributed long-term capital gain	—
Total distributable earnings	632,279
Other accumulated loss	(11,128,483)
Total accumulated earnings	$11,641,846

GoodHaven Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of GoodHaven Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of GoodHaven Fund (the “Fund”), a series of GoodHaven Funds Trust, including the schedule of investments, as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2011.

We conducted our audits in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
January 24, 2019

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended November 30, 2018 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and support service fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 – November 30, 2018).

Actual Expenses

The first line of the following table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days. Individual Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example. The example includes management fees and support services. However, the example does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values  and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended November 30, 2018 (Unaudited) (Continued)

transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	June 1, 2018 –
	June 1, 2018	November 30, 2018	November 30, 2018 [1]
Actual	$1,000.00	$ 972.20	$5.44
Hypothetical
(5% annual return
before expenses)	$1,000.00	$1,019.55	$5.57

[1]
The calculations are based on expenses incurred during the most recent six-month period. The annualized six month expense ratio for the Fund during that period was 1.10%. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the half-year period).

GoodHaven Fund

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

		Term of		Number of
		Office		Portfolios	Other
	Position	and		in New Fund	Directorships
	with	Length		Complex	Held During
Name, Address	the New	of Time	Principal Occupation	Overseen by	the Past
and Age	Trust	Served	During Past Five Years	Trustees	5 Years
Independent Trustees of the Trust

Richard A. Conn, Jr.	Trustee	Indefinite	Managing Partner,	1	None
c/o GoodHaven Capital		term;	Innovate Partners LLC
Management LLC		Since	(private investment
4940 SW 83rd Street		January	company) (2009 to present)
Miami, FL 33143		2016
Age: 61

Bruce A. Eatroff	Trustee	Indefinite	Founding Partner, Halyard	1	None
c/o GoodHaven Capital		term;	Capital (private equity firm)
Management LLC		Since	(2006 to present)
4940 SW 83rd Street		January
Miami, FL 33143		2016
Age: 55

Steven H. Tishman	Trustee	Indefinite	Managing Director and	1	Director,
c/o GoodHaven Capital		term;	Global Head of Mergers		Acushnet
Management LLC		Since	and Acquisitions Group,		Holdings
4940 SW 83rd Street		January	Houlihan Lokey (global
Miami, FL 33143		2016	investment bank)
Age: 62

Interested Trustees and Officers of the Trust

Larry Pitkowsky	Trustee,	Indefinite	Co-Managing Partner,	1	None
c/o GoodHaven Capital	President	Term;	GoodHaven Capital
Management LLC	and	Since	Management, LLC
4940 SW 83rd Street	Treasurer	January	(Advisor); Co-Portfolio
Miami, FL 33143		2016	Manager of GoodHaven
Age: 54			Fund (2010 to present)

Keith Trauner	Trustee	Indefinite	Co-Managing Partner,	1	None
c/o GoodHaven Capital	and	Term;	GoodHaven Capital
Management LLC	Chairman	Since	Management, LLC
4940 SW 83rd Street		January	(Advisor); Co-Portfolio
Miami, FL 33143		2016	Manager of GoodHaven
Age 61			Fund (2010 to present)

GoodHaven Fund

TRUSTEES AND EXECUTIVE OFFICERS (Continued)

		Term of		Number of
		Office		Portfolios	Other
	Position	and		in New Fund	Directorships
	with	Length		Complex	Held During
Name, Address	the New	of Time	Principal Occupation	Overseen by	the Past
And Age	Trust	Served	During Past Five Years	Trustees	5 Years
Sarah Gillespie	Chief	Indefinite	Chief Compliance Officer	N/A	None
c/o GoodHaven Capital	Compli-	Term;	and Director of Operations,
Management LLC	ance	Since	GoodHaven Capital
4940 SW 83rd Street	Officer;	January	Management LLC
Miami, FL 33143	Secretary	2016	(Advisor)
Age 38

GoodHaven Fund

ADDITIONAL INFORMATION (Unaudited)

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (855) 654-6639 and on the Fund’s website at www.goodhavenfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (855) 654-6639 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings for the first and third quarters with the SEC on Form N-Q. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q is available without charge, upon request, by calling (855) 654-6639. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

HOUSEHOLDING

In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the transfer agent toll free at (855) 654-6639 to request individual copies of these documents. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUND’S TRUSTEES

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (855) 654-6639. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.goodhavenfunds.com.

GoodHaven Fund

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES GOODHAVEN CAPITAL MANAGEMENT, LLC &
GOODHAVEN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and Income
• Account Balances and Employment Information
• Assets and Investment Experience
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customer’s personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons GoodHaven chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does GoodHaven	Can you limit
personal information	share?	this sharing?
For our everyday business purposes—
such as to process your transactions, maintain
your account(s), respond to court orders and	Yes	No
legal investigations, or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with
other financial companies	No	We don’t share
For our affiliates’ everyday
business purposes—
information about your	Yes	Yes
transactions and experiences
For our affiliates’ everyday
business purposes—
information about your creditworthiness	Yes	Yes
For nonaffiliates to market to you	No	We don’t share
Questions?	Call (305) 677-7650 or email info@goodhavenllc.com

GoodHaven Fund

PRIVACY NOTICE (Unaudited) (Continued)

Who we are
Who is providing	GoodHaven Capital Management, LLC
this notice?	GoodHaven Fund (collectively “GoodHaven”)
What we do
How does	To protect your personal information from unauthorized
GoodHaven	access and use, we use security measures that comply
protect	with federal law. These measures include computer safeguards
my personal	and secured files and buildings.
information?	Our service providers must represent to us that they will protect any personal information through similar safeguards and security.
How does	We collect your personal information, for example, when you
GoodHaven	• open an account or give us your income
collect my	• give us contact information or seek advice about your
personal	investments
information?	• tell us about your investments or retirement portfolio
Why can’t I	Federal law gives you the right to limit only
limit all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include: a series of a registered investment company called the GoodHaven Fund (a no-load mutual fund).
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• We do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• We do not jointly market with nonaffiliated financial companies.
Other importnt information

(This Page Intentionally Left Blank.)

GoodHaven Fund

Advisor
GOODHAVEN CAPITAL MANAGEMENT, LLC
4940 SW 83rd Street
Miami, Florida 33143

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant & Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-OK-GOODX
(1-855-654-6639)

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
BLANK ROME LLP
405 Lexington Ave
New York, New York 10174

GoodHaven Fund
855-OK-GOODX (855-654-6639)
www.goodhavenfunds.com
Symbol – GOODX
CUSIP – 38217G103

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Steven Tishman is an “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

GoodHaven Fund
	FYE 11/30/2018	FYE 11/30/2017
Audit Fees	$19,000	$19,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

GoodHaven Fund
Non-Audit Related Fees	FYE 11/30/2018	FYE 11/30/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  GoodHaven Funds Trust

By (Signature and Title)                     /s/ Larry Pitkowsky
Larry Pitkowsky, Principal Executive Officer and Principal Financial and Accounting Officer

Date     1/30/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ Larry Pitkowsky
Larry Pitkowsky, Principal Executive Officer and Principal Financial and Accounting Officer

Date     1/30/19

* Print the name and title of each signing officer under his or her signature.